UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   November 25, 2008
                                                --------------------------------

                            BCAP LLC Trust 2008-IND2
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                         (Exact name of issuing entity)

                                    BCAP LLC
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              (Exact name of depositor as specified in its charter)

                                Barclays Bank PLC
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               (Exact name of sponsor as specified in its charter)

        Delaware                        333-140720-09                  20-3375999
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(State or other jurisdiction      (Commission File Number     (IRS Employer Identification
of incorporation of depositor)       of issuing entity)             No. of depositor)

    200 Park Avenue, New York, New York                          10166
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(Address of principal executive offices of depositor)    (Zip Code of depositor)



Depositor's telephone number, including area code   (212) 412-4000
                                                 -------------------------------


                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            ------------

On November 25, 2008, BCAP LLC (the "Depositor") caused to be entered into the Amendment (the "Amendment") to the Pooling and Servicing Agreement, dated as of November 25, 2008 (the "Pooling and Servicing Agreement"), among the Depositor, as depositor, Wells Fargo Bank, National Association, as master servicer and securities administrator, Deutsche Bank National Trust Company, as custodian, and HSBC Bank USA, National Association, as trustee and as supplemental interest trust trustee. The Amendment modifies the definition of "Supplemental Interest Trust Account Deposit Amount." The full text of the Amendment is attached as
Exhibit 4.2 to this Current Report on Form 8-K. Any terms used but not defined herein shall have the meanings set forth in the Pooling and Servicing Agreement.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)   Exhibits

Exhibit 4.2 Amendment to the Pooling and Servicing Agreement, dated as of
            March 1, 2008, among the Depositor, as depositor, Wells Fargo Bank, National Association, as master servicer and securities administrator, Deutsche Bank National Trust Company, as custodian, and HSBC Bank USA, National Association, as trustee and as supplemental interest trust trustee.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 25, 2008                BCAP LLC



                                       By:    /s/ Levent Kahraman
                                              ----------------------------------
                                       Name:  Levent Kahraman
                                       Title: CFO and Vice President

                                INDEX TO EXHIBITS

Item 601(a) of                                                     Paper (P) or
Regulation S-K                                                      Electronic
  Exhibit No.        Description                                        (E)
  -----------        -----------                                        ---

4.2                  Amendment to the Pooling and Servicing             (E)
                     Agreement, dated as of March 1, 2008, among the Depositor, as depositor, Wells Fargo
                     Bank, National Association, as master
                     servicer and securities administrator,
                     Deutsche Bank National Trust Company, as custodian, and HSBC Bank USA, National
                     Association, as trustee and as supplemental interest trust trustee.